                                                                    EXHIBIT 99.3

                             AMENDMENT NO. 1 TO THE
                          SECURITIES PURCHASE AGREEMENT


         This Amendment No. 1 to the Securities Purchase Agreement (the "Amendment") is dated as of this 9th day of October, 2001, among Lumenon Innovative Lightwave Technology, Inc., a Delaware corporation (the "Company"), and the entities listed on the signature pages hereto (the "Investors"). Capitalized terms used here and not otherwise defined shall have the meanings as set forth in the Purchase Agreement (as defined below).

         WHEREAS, the Company and the Investors are parties to the Securities Purchase Agreement dated July 25, 2000 (the "Purchase Agreement"); and

         WHEREAS, the Company and Investors believe it to be in their mutual best interests to amend the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1. All references to the "Notes" shall mean the Convertible Notes dated the date hereof issued by the Company to the Investors. All references to the "Registration Rights Agreement" shall mean the Registration Rights Agreement dated as of July 25, 2000, among the Company and the Investors, as may be amended from time to time.

         2. Section 4.c. is hereby amended by deleting the section in its entirety and inserting a lieu thereof the following:

                  "c.      REPORTING STATUS. So long as any Purchaser
         beneficially owns any of the Securities, the Company shall timely file all reports required to be filed with the SEC pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination. From and after such time as the Company meets the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form, the Company will use its commercially reasonable best efforts to continue to meet such requirements."

         3. Section 4.f. is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following:

                  "f.      FINANCIAL INFORMATION. The Company shall, if such
         documents are not available on the SEC's EDGAR document retrieval system or the Company's website, send the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its
         Securities: (i) within ten (10) days after the filing with the SEC, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and
         (ii) within one (1) day after release, copies of all press releases (other than trade releases) issued by the Company or any of its subsidiaries."

         4. Section 4.g. is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following:

                  "g.      LISTING. The Company shall promptly secure the
         listing of the Conversion Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Conversion Shares from time to time issuable upon conversion of the Notes. The Company shall use its commercially reasonable best efforts to continue the listing and trading of its Common Stock on the NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX"), as the case may be, and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. In the event the Common Stock is not eligible to be traded on any of the NASDAQ, NYSE or AMEX and the Common Stock is not eligible for listing on any such exchange or system, the Company shall use commercially reasonable efforts to cause the Common Stock to be eligible for trading on the over-the-counter bulletin board at the earliest practicable date and remain eligible for trading while any Conversion Shares are outstanding. The Company shall not reduce the number of shares reserved for issuance upon conversion of the Notes (except as a result of any such conversion) without the written consent of the Purchaser."

         5. Section 4.h. is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following:

                  "h.      CORPORATE EXISTENCE. Except as provided in the
         immediately succeeding sentence and for transactions that would permit the Company to require conversion of the Notes in accordance with
         Article III.C. thereof, so long as any Purchaser beneficially holds Notes, the Company shall maintain its corporate existence. Notwithstanding the foregoing, the Company shall, without the consent of the Purchasers, be permitted to enter into a merger, consolidation or sale or conveyance of all or substantially all of the assets of the Company with a publicly-traded company or if the consideration for such merger, consolidation, sale or conveyance consists solely of cash. Within five (5) business days after receiving notice of the record date for a meeting of stockholders of the Company with respect to an event set forth in Article VII.B of the Notes (which notice shall be provided by the Company to the Purchasers five (5) business dates prior to such record date), each of the Purchasers shall elect to (i) redeem the Notes, in full, for a redemption price, payable in cash, in an amount equal to the outstanding principal amount of the Notes plus all accrued and outstanding interest thereon, plus all other ancillary amounts payable hereunder, together with all costs, including, without limitation, legal fees and expenses or (ii) convert the outstanding principal under the Notes, plus all accrued and outstanding interest thereon, into such number of fully paid and nonassessable shares of Common Stock at the Conversion Price in effect on the date of the closing of such event. The terms of any conversion shall be governed by
         Article III of the Notes and the terms of any redemption shall be governed by Article VIII of the Notes.

         6. Section 4.n. is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following:

                  "n.      INFORMATION. The Company will furnish to each
         Purchaser, so long as it holds Notes which are convertible into at least 100,000 shares of Common Stock, in duplicate:

                           (i) promptly after a responsible officer of the Company shall become aware of any of any Event of Default (as defined in the Notes), a certificate of the President, a Vice President or a senior financial officer of the Company specifying the nature and period of existence thereof and what action the Company or any of its subsidiaries, as the case may be, is taking or proposes to take with respect thereof; and

                           (ii) the information the Company must deliver to any holder or to any prospective transferee of a Note in order to permit the sale or other transfer of such Note pursuant to Rule 144A of the SEC or any similar rule then in effect.

                  The Company will keep at its principal executive office a true copy of this Agreement (as at the time in effect), and cause the same to be available for inspection at such office during normal business hours by any holder of a Note or any prospective transferee of a Note designated by a holder thereof."

         7. Section 4.o. is hereby amended by deleting the section in its entirety and inserting in lieu thereof the following:

                  "o.      INSPECTION OF PROPERTIES AND BOOKS. So long as any of
         the Purchasers or any other institutional investor shall hold Notes convertible into at least 100,000 shares of Common Stock, such Purchaser or other holder and their respective representatives and agents (collectively, the "Inspectors") shall have the right, at any Purchaser's or such holder's expense, to visit and inspect any of the properties of the Company and of its subsidiaries, to examine the books of account and records of the Company and of its subsidiaries, to make or be provided with copies and extracts therefrom, to discuss the affairs, finances and accounts of the Company and of its subsidiaries with, and to be advised as to the same by, its and their officers, employees and independent public accountants (and by this provision the Company authorizes such accountants to discuss such affairs, finances and accounts, whether or not a representative of the Company is present) all at such reasonable times and intervals and to such reasonable extent as such Purchaser or such other holder may desire; provided, however, that each Inspector shall hold in confidence and shall not make any disclosure (except to a Purchaser) of any such information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement filed pursuant to the Registration Rights Agreement, (b) the release of such information is ordered pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (c) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, substantially in the form of this Section 4(o). Each Purchaser agrees that it shall, upon learning that disclosure of such information is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at it expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for the information deemed confidential."

         8. Section 4 is hereby amended by adding an additional section which shall read as follows:

                  "p.      INDEBTEDNESS. Except in the ordinary course of
         business and in accordance with reasonable business judgment, the Company shall not incur any indebtedness. Notwithstanding the foregoing, the Company shall not be permitted to undertake bank or commercial financing (other than Senior Indebtedness, as defined in the Notes), subordinated debt or raise capital in any transaction which includes debt as a component thereof."

         9. Section 8.f. is hereby amended by deleting the section in its entirety and inserting in lie thereof the following:

                  "f.      NOTICES. Any notices required or permitted to be
         given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by responsible overnight carrier, and shall be effective five days after being placed in the mail, if mailed, upon receipt or refusal of receipt, if delivered personally or by responsible overnight carrier, or if delivered by facsimile upon confirmation of receipt if delivered during a business day or, if not delivered during a business day, on the next succeeding business day, in each case addressed to a party. The addresses for such communications shall be:

                  If to the        Lumenon Innovative Lightwave Technology, Inc.
                  Company:         8851 Trans-Canada Highway
                                   St. Laurent, Quebec H45 1Z6
                                   Canada

                                   Attention:        Gary Moskovitz
                                   Telecopy:         (514) 331-4721

                  with copies to:  Davies Ward Phillips & Vineberg LLP
                                   1501 McGill College Avenue,
                                   26th Floor
                                   Montreal, Quebec H3A 3N9
                                   Canada

                                   Attention:        Janet Ferrier
                                   Telecopy:         (514) 841-6499
                  and               Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA 02109

                                    Attention:        John Burgess
                                    Telecopy:         (617) 526-5000

                  If to any Purchaser, to the address set forth under such Purchaser's name on the execution page hereto executed by such Purchaser.

                  Each party shall provide notice to the other parties of any change in address."

         10. RATIFICATION. In all other respects, the Purchase Agreement is hereby ratified and confirmed.

         11. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

         12. EFFECTIVE DATE. This Amendment shall become effective upon execution by the Company and each of the Investors.

                     [Rest of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Purchase Agreement as of the date first above written.

                                      LUMENON INNOVATIVE LIGHTWAVE
                                      TECHNOLOGY, INC.

                                      By: /s/ Gary Moskovitz
                                          ------------------------------------
                                          Chief Executive Officer

                                      CAPITAL VENTURES INTERNATIONAL

                                      By: Heights Capital Management, Inc., Its
                                          Authorized Agent

                                          By: /s/ Martin Kobinger
                                              --------------------------------
                                              Name: Martin Kobinger
                                                    --------------------------
                                              Title:  Investment Manager
                                                    --------------------------

                                      CASTLE CREEK TECHNOLOGY PARTNERS LLC

                                      By: /s/ Michael Spolan
                                          ------------------------------------
                                          Name:  Michael Spolan
                                                 -----------------------------
                                          Title: Managing Director
                                                 -----------------------------
                                                 Castle Creek Partners
                                                 Investment Manager